                                                                     EXHIBIT H-2

                    --THANK YOU FOR YOUR PROMPT ATTENTION--

                           V FOLD AND DETACH HERE V


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[X] Please mark votes      This proxy will be voted as specified below. If no
    as in this example.    direction is made, this proxy will be voted FOR all
                           nominees listed on the reverse side and as recommended by the Board on the other items listed below.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ITEMS 1 AND 2.
FOR all nominees            WITHHOLD AUTHORITY
(except as listed below)    all nominees

ITEM 1
ELECTION OF  [X]                 [X]
DIRECTORS

 FOR ALL EXCEPT:
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
                                           THE BOARD OF DIRECTORS RECOMMENDS
                                           A VOTE AGAINST ITEM 3.

ITEM 2       FOR    AGAINST  ABSTAIN       ITEM 3           FOR  AGAINST  ABSTAIN
LONG-TERM    [X]      [X]      [X]         ASSESSMENT OF    [X]    [X]      [X]
INCENTIVE                                  DECOMMISSIONING
PLAN                                       COST
                                                  ATTENDANCE CARD REQUESTED [X]

                                                                        SEE
[LOGO OF AMEREN]   DATED                  1998                          REVERSE
                        ------------------                              SIDE

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SIGNATURE - Please sign exactly as name appears hereon.

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        CAPACITY (OR SIGNATURE IF HELD JOINTLY)

Shares registered in the name of a Custodian or Guardian must be signed by such. Executors, administrators, trustees, etc. should so indicate when signing.

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AMEREN CORPORATION
P.O. BOX 66149, ST. LOUIS, MISSOURI 63166-6149                             PROXY
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      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 28, 1998

The undersigned hereby appoints CHARLES W. MUELLER and JAMES C. THOMPSON, and either of them, each with the power of substitution, as proxy for the undersigned, to vote all the shares of capital stock of AMEREN CORPORATION represented hereby at the Annual Meeting of Stockholders to be held at Powell Symphony Hall, 718 North Grand Boulevard, St. Louis, Missouri, on April 28, 1998 at 9:00 A.M., and at any adjournment thereof, upon all matters that may be submitted to a vote of stockholders including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this proxy form and in their discretion on any other matter that may be submitted to a vote of stockholders.

 NOMINEES FOR DIRECTOR - WILLIAM E. CORNELIUS, CLIFFORD L GREENWALT, THOMAS A.
                         HAYS, RICHARD A. LIDDY, GORDON R. LOHMAN, RICHARD A. LUMPKIN, JOHN PETERS MacCARTHY, HANNE M. MERRIMAN, PAUL
                         L. MILLER, JR., CHARLES W. MUELLER, ROBERT H. QUENON, HARVEY SALIGMAN, CHARLES J. SCHUKAI, JANET McAFEE WEAKLEY and JAMES W. WOGSLAND

Please vote, date and sign on the reverse side hereof and return this proxy form promptly in the enclosed envelope. If you attend the meeting and wish to change your vote, you may do so automatically by casting your ballot at the meeting.

                               SEE REVERSE SIDE